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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: September 4, 2001
                Date of earliest event reported: August 31, 2001


                                     AVIRON
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)


           0-20815                                   77-0309686
    (Commission File No.)                (IRS Employer Identification No.)


                             297 N. BERNARDO AVENUE
                         MOUNTAIN VIEW CALIFORNIA 94043
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (650) 919-6500


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ITEM 5. OTHER EVENTS.

         On September 3, 2001, we issued a press release announcing receipt of a complete response letter on August 31, 2001 from the U.S. Food and Drug Administration relating to our Biologics License Application submitted on October 31, 2000 for licensure of FluMist(TM). A copy of the press release is attached as an exhibit hereto and incorporated by reference herein in its entirety.

ITEM 7. EXHIBITS.

Exhibit 99.1 Press Release, dated September 3, 2001, entitled "Aviron Receives Complete Response Letter Following FDA Review of FluMist(TM) BLA"


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         AVIRON

Dated: September 4, 2001                 By: /s/ C. Boyd Clarke
                                            -----------------------------------
                                            C. Boyd Clarke
                                            Chairman, President and Chief
                                            Executive Officer


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                                INDEX TO EXHIBITS

Exhibit 99.1 Press Release, dated September 3, 2001, entitled "Aviron Receives Complete Response Letter Following FDA Review of FluMist(TM) BLA"